3                        0199303.01
Recording Requested By,
And After Recording,
Return To:
WELLS FARGO BANK,
  NATIONAL ASSOCIATION
201 Third Street, 8th Floor
San Francisco, CA 94103
Attn: Team 1

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         FIRST MODIFICATION OF COMMERCIAL DEED OF TRUST


GRANTOR (Grantor): Elmer's Restaurants, Inc., an Oregon corporation
GRANTEE (Beneficiary):  Wells Fargo Bank, National Association,
Successor-By-Merger to First Interstate Bank of Oregon, N.A.
GRANTEE (Trustee):  Ticor Title Insurance Company
REFERENCE NO. OF DEED OF TRUST: 9512220130


     This First Modification of Commercial Deed of Trust (this
"Modification") is entered into as of February 17, 1999, by and between ELMER'S RESTAURANTS, INC., an Oregon corporation
("Grantor"), and WELLS FARGO BANK, NATIONAL ASSOCIATION,
SUCCESSOR-BY-MERGER TO FIRST INTERSTATE BANK OF OREGON, N.A.
("Beneficiary").

                            RECITALS

     This Modification is entered into upon the basis of the following facts and understandings of the parties:

     A. This Modification pertains to that certain Commercial Deed of Trust dated as of December 21, 1995, executed by Grantor to Ticor Title Insurance Company, as Trustee, in favor of Beneficiary, and recorded on December 22, 1995, under Recording No.9512220130, in Volume 3107, at Page 0304, of the Records of Snohomish County, Washington ("Deed of Trust").

     B. Certain changes are being made to the obligations secured by the Deed of Trust, and additional obligations have been or are to be incurred which are to be, secured by the Deed of Trust, and Grantor and Beneficiary have agreed to modify the Deed of Trust to reflect said changes and additional obligations to be secured thereby.

     NOW, THEREFORE, the parties hereto agree as follows:

     1. The Deed of Trust is hereby modified to reflect as indebtedness secured thereby and included in the definition of Indebtedness therein, in addition to the Indebtedness described in Sections(a) through (e) of the third paragraph thereof, and in addition to the payment and performance of any other Indebtedness defined therein or arising thereunder, the payment to Beneficiary of all indebtedness and performance of all obligations evidenced by and arising under:

          (a) that certain promissory note dated as of February 17, 1999, executed by Elmer's Restaurants, Inc. and payable to Beneficiary or its order in the principal amount of Two Million Six Hundred Thousand Dollars ($2,600,000.00), together with interest thereon;

          (b) that certain promissory note dated as of February 17, 1999, executed by Elmer's Restaurants, Inc. and payable to Beneficiary or its order in the principal amount of Four Hundred Eighty Thousand Dollars ($480,000.00), together with interest thereon;

          (c) that certain promissory note dated as of February 17, 1999, executed by Elmer's Restaurants, Inc. and payable to Beneficiary or its order in the principal amount of Two Hundred Fifty Thousand Dollars ($250,000.00), together with interest thereon;

and any such indebtedness or other obligations incurred under or in connection with any credit accommodation evidenced by any of such promissory notes, even if not specifically referenced therein.

     2. The Deed of Trust is hereby further modified to reflect that certain changes have been made to the "Note" defined in the Deed of Trust, as more fully described in that certain Credit Agreement of even date herewith executed by and between Grantor and Beneficiary.

     3. The real property and the whole thereof described in the Deed of Trust shall remain subject to the lien, charge or encumbrance of the Deed of Trust and nothing herein contained or done pursuant hereto shall affect or be construed to affect the liens, charges or encumbrances of the Deed of Trust, or the priority thereof over other liens, charges or encumbrances, or to release or affect the liability of any party or parties who may now or hereafter be liable under or on account of said promissory notes and/or the Deed of Trust.

     4. All terms and conditions of the Deed of Trust not expressly modified herein remain in full force and effect, without waiver or amendment. This Modification and the Deed of Trust shall be read together, as one document.

     IN WITNESS WHEREOF, the parties hereto have caused this Modification to be executed as of the day and year first above written.

BENEFICIARY:                                GRANTOR:


WELLS FARGO BANK,
 NATIONAL ASSOCIATION,
SUCCESSOR-BY-MERGER TO FIRST        ELMER'S RESTAURANTS, INC., an
INTERSTATE BANK OF OREGON, N.A.     Oregon corporation

By:__/s/Steve Day_____________      By:__/s/Bruce N. Davis_______
    Steve Day
    Vice President                  Title:  President


                  OBTAIN NOTARY ACKNOWLEDGMENTS